Putnam
New York
Tax Exempt
Opportunities Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-98


[LOGO: BOSTON * LONDON * TOKYO]


Fund highlights

* "[T]here is one type of staid, secure bond fund that has been overlooked amid the global scramble for safety, and that is now emerging as the best bargain in the bond market: municipal-bond funds."

                       -- The Wall Street Journal, October 5, 1998

* "The credit situation in New York is currently extremely favorable. Higher-than-expected tax revenues, largely the result of a strong economy, and recent affirmation of New York City's investment-grade credit rating by the major rating agencies are fostering greater confidence in the state's municipal bond market."

                       -- David E. Hamlin, manager
                          Putnam New York Tax Exempt Opportunities Fund

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

12 Portfolio holdings

16 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The Empire State was spared many of the negative effects of the world's volatile market environment during the fiscal year ended September 30, 1998, as the management team of Putnam New York Tax Exempt Opportunities Fund can attest. New York's economy was still robust enough to provide considerable relief for the state government's budget, revenues from busy state and city transportation facilities continued to pour in, and New York City's bonds were so favored by investors that they were trading at a premium.

Continued heavy demand for municipal bonds, however, made the search for securities that meet the fund's exacting selection criteria more challenging than ever. A strategy of focusing on intermediate-term bonds and of retaining the portfolio's credit barbell structure continued to serve the fund well as the following management report explains.

I am pleased to introduce David E. Hamlin as your fund's new manager. David was appointed just before the close of the fiscal year, joining Putnam from the Vanguard Group, where he had been a principal since 1986. He has 16 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
November 18, 1998


Report from the Fund Manager
David E. Hamlin

With so much uncertainty in the world's financial markets, municipal bonds are providing a welcome retreat from the day-to-day volatility in stocks and taxable bonds. Putnam New York Tax Exempt Opportunities Fund's performance demonstrates this relative safety during the fiscal year just concluded. Your fund's focus on intermediate bonds and its barbelled credit structure helped it deliver a total return of 7.55% at net asset value (2.48% at public offering price) for class A shares over the 12 months ended September 30, 1998. Performance of other shares and over longer periods is detailed beginning on page 8.

* MUNICIPAL MARKET OVERVIEW

Throughout the dramatic market shifts of August and September 1998, the municipal market stood its ground and even rallied slightly. Treasury yields fell more dramatically than those of municipal bonds over the period, bringing yields on tax-free securities remarkably close to those of taxable bonds. At the fiscal year's close, yields on the Lehman Brothers Treasury Bond Index and the Bond Buyer Municipal Bond Index were 5.08% and 5.04%, respectively. Factoring in the tax advantages of municipal bonds, the tax-free yield of the Bond Buyer Municipal Bond Index translates to an after-tax yield of 8.34%, assuming the top 39.6% federal income tax rate.*

The unusual market volatility was set off by an unprecedented string of international events: the persisting financial chaos in the Pacific Rim, currency devaluations and defaults in Russia, and most recently, plunging stock markets in Latin America. As foreign investors panicked about plummeting stock markets, they began a flight to quality -- selling hedge funds and emerging-markets funds in favor of the safety of U.S. Treasury bonds. This buying drove up the prices of Treasuries and pushed down their yields.

*Source: The Boston Globe; October 1, 1998.

Since foreign investors do not benefit from the tax advantages of municipal bonds, prices in this market did not rise as much as they did in Treasuries. However, municipal yields remain quite high relative to Treasuries, making them an exceptional investment choice for U.S.
investors.

* INTERMEDIATE BONDS, CREDIT BARBELL BOOST RETURNS

Throughout the year, we found the greatest value to be in the intermediate part of the yield curve, that is, in bonds with maturities ranging from 8 to 15 years. Intermediate bonds have benefited from a steepening yield curve, which is the result of falling interest rates on short-term securities. The Federal Reserve Board's recent adjustments to the federal funds rate have pushed rates even lower. Over the period, intermediate bonds offered more attractive income and greater price stability than would have been obtained from a combination of shorter- and longer-maturity bonds.

With regard to credit quality, the fund employed a barbell structure, concentrating holdings at both the higher-quality and higher-yielding ends of the municipal market. Our goal is to tap the volatility-dampening effects of certain issues while simultaneously taking advantage of the income potential of others. Nearly 41% of portfolio holdings are high quality securities (rated Aaa and Aa), while about one-third of the holdings are invested in bonds rated in the lowest tier of the investment-grade sector (Baa), and the upper end of the lower rated sector
(Ba). This translates to an average quality rating of Aa.


[GRAPHIC OMITTED: pie chart of CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

B -- 2.7%

Ba -- 11.0%

Baa -- 17.9%

A -- 25.1%

VMIGI -- 2.5%

Aaa -- 27.9%

Aa -- 12.9%


*As a percentage of market value as of 9/30/98. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


The call structure of the fund's bonds plays an important role in a falling interest-rate environment. To minimize the fund's exposure to call risk and to protect the higher-coupon bonds in your portfolio, we have been extending call protection by swapping out of bonds approaching their call dates and purchasing bonds with a minimum of 10 years before their call dates.

* STRONG ECONOMY ENHANCES CREDITWORTHINESS

Strong economic growth, which helped push the U.S. stock market to record highs during the period, is contributing to rising city and state tax revenues. This, in turn, is helping ease budget problems and improve investors' perception of New York's creditworthiness. All three major rating agencies -- Moody's, Fitch's, and Standard & Poor's -- acknowledged New York City's healthier prospects by upgrading its credit rating in July.

With so much good news factored into prices, New York City's bonds are trading at a premium. We expect the credit ratings to remain stable for the foreseeable future but believe that investors are likely to take profits at these price levels. In anticipation of this selling, we will be searching for better-valued opportunities in essential-service bonds. Essential-service issues are attractive because they are self-funding. User fees paid for the services become the source of the bonds' payment to investors.

Economic growth is also affecting several of the industry sectors in which your fund invests. Enrollments and alumni gifts are up at universities and colleges around the Empire State. The strength of the economy and weak petroleum prices are having a positive impact on the transportation sector. Having priced themselves effectively in their respective hub markets, airline-backed industrial revenue bonds represent some of the best opportunities in the lower-rated end of the municipal bond market. With increased passenger capacity has come increased fees and cash flow from airport operations and associated facilities such as restaurants, parking, hotels, and retail outlets. The fund's current airline-related holdings have carriers that are diversified and operate outside the Pacific Rim.

Health-care holdings, representing 14.5% of the fund's total assets, performed well. Years of cost cutting, industry consolidation, and Medicare reform are changing the landscape, and stringent credit research is required to determine the likely winners. When evaluating performance potential, the location, level, and quality of services offered by a health-care facility are important.


[GRAPHIC OMITTED: horizontal bar chart of TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospitals
and health care      14.5%

Transportation       14.2%

Education            12.8%

Utilities             8.6%

Pollution control     5.4%

Footnote reads:
*Based on net assets as of 9/30/98. Holdings will vary over time.


* OUTLOOK REMAINS CAUTIONARY

In this unusual bond market, the concern is more about what the equity market will do than about what interest rates will do. We believe that the bond market's positive performance depends upon stability in stocks and global economies. New ground is being broken every day, and given the uncertain environment, we have opted to maintain a conservative outlook.

Our emphasis has been providing the best tax-free return while minimizing downside performance if bond prices should fall. Consequently, we have given up some income potential to help protect the value of the fund's portfolio and, in turn, your share price. In such an environment, we do not believe that the fund's shareholders want to take on the risk that a higher-income bias would add. We reiterate our belief that this is not a good time to invest in bonds with longer maturities and higher risk. Rather, we'll continue to emphasize intermediate maturities (8 to 15 years) with solid yields, which offer more protection in a volatile market.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/98, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New York Tax Exempt Opportunities Fund is designed for investors seeking high current income free from federal, New York state, and New York City income taxes, consistent with capital preservation.


TOTAL RETURN FOR PERIODS ENDED 9/30/98

                                Class A           Class B           Class M
(inception date)               (11/7/90)         (2/1/94)          (2/10/95)
                              NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
1 year                       7.55%    2.48%    6.86%    1.86%    7.23%    3.69%
------------------------------------------------------------------------------
5 years                     35.58    29.19    30.96    28.96    32.99    28.66
Annual average               6.28     5.26     5.54     5.22     5.87     5.17
------------------------------------------------------------------------------
Life of fund                78.57    70.17    68.78    68.78    73.16    67.55
Annual average               7.62     6.96     6.85     6.85     7.20     6.75
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/98

                                            Lehman Bros.
                                             Municipal           Consumer
                                            Bond Index          Price Index
------------------------------------------------------------------------------
1 year                                         8.72%               1.36%
------------------------------------------------------------------------------
5 years                                       36.38               12.61
Annual average                                 6.40                2.40
------------------------------------------------------------------------------
Life of fund                                  88.80               22.40
Annual average                                 8.36                2.59
------------------------------------------------------------------------------

Past performance is no assurance of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-, 5-year (where available), and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

This performance information does not reflect any market volatility that may have occurred since the date of the information. As a result, more recent returns may be more or less than those shown.



[GRAPHIC OMMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
11/7/90
                                 Lehman Brothers
                Fund's class A   Municipal Bond   Consumer Price
Date            shares at POP        Index             Index

11/7/90             9,525            10,000           10,000
9/30/91            10,402            11,117           10,277
9/30/92            11,431            12,279           10,584
9/30/93            12,552            13,843           10,869
9/30/94            12,439            13,508           11,191
9/30/95            13,717            15,020           11,475
9/30/96            14,606            15,927           11,819
9/30/97            15,822            17,365           12,073
9/30/98           $17,017           $18,880          $12,240


Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $16,878 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,316 ($16,755 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION
12 months ended 9/30/98

                                Class A       Class B      Class M
------------------------------------------------------------------------------
Distributions (number)            12            12           12
------------------------------------------------------------------------------
Income                        $0.465603     $0.405357    $0.437271
------------------------------------------------------------------------------
Capital gains1
------------------------------------------------------------------------------
Long-term                      0.010000      0.010000     0.010000
------------------------------------------------------------------------------
Short-term                     0.023000      0.023000     0.023000
------------------------------------------------------------------------------
  Total                       $0.498603     $0.438357    $0.470271
------------------------------------------------------------------------------
Share value:                NAV       POP      NAV      NAV      POP
------------------------------------------------------------------------------
9/30/97                     $9.10    $9.55    $9.09    $9.08    $9.39
------------------------------------------------------------------------------
9/30/98                      9.27     9.73     9.26     9.25     9.56
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2       4.84%    4.61%    4.19%    4.54%    4.39%
------------------------------------------------------------------------------
Taxable equivalent3          8.60     8.19     7.45     8.07     7.81
------------------------------------------------------------------------------
Taxable equivalent4          8.97     8.55     7.77     8.42     8.15
------------------------------------------------------------------------------
Current 30-day SEC yield5    3.89     3.70     3.25     3.60     3.48
------------------------------------------------------------------------------
Taxable equivalent3          6.91     6.58     5.78     6.40     6.19
------------------------------------------------------------------------------
Taxable equivalent4          7.21     6.86     6.03     6.68     6.45
------------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 43.74% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Assumes maximum 46.08% combined federal, state and New York City tax rate. Results for investors subject to lower tax rates would not be as advantageous.

5Based only on investment income, calculated using SEC guidelines.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


Report of independent accountants
For the fiscal year ended September 30, 1998



To the Trustees and Shareholders of
Putnam New York Tax Exempt Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New York Tax Exempt Opportunities Fund (the "fund") at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 12, 1998




Portfolio of investments owned
September 30, 1998

Key to Abbreviations
AMBAC           -- AMBAC Indemnity Corporation
FGIC            -- Financial Guaranty Insurance Company
FHA Insd.       -- Federal Housing Administration Insured
G.O. Bonds      -- General Obligation Bonds
IFB             -- Inverse Floating Rate Bonds
LOC             -- Letter of Credit
MBIA            -- Municipal Bond Investors Assurance Corporation
U.S. Govt. Coll. -- U.S. Government Collateralized
VRDN            -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (99.1%) (a)
PRINCIPAL AMOUNT                                                                                RATINGS (RAT)        VALUE
New York (95.9%)
--------------------------------------------------------------------------------------------------------------------------
        $ 3,400,000  Battery Park, City Auth. Rev. Bonds, Ser. A,
                       AMBAC, 5 1/2s, 11/1/16                                                   Aaa         $    3,642,250
            835,000  Chemung Ctny., Indl. Dev. Agcy. Civic Fac. VRDN
                       (Arnot Ogden Med. Ctr.), Ser. A, 3.85s, 3/1/19                           VMIG1              835,000
          5,000,000  Erie Cnty., Indl. Dev. Life Care Cmnty. Rev. Bonds
                       (Episcopal Church Home), Ser. A, 6s, 2/1/28                              B+/P             5,075,000
          2,250,000  Essex Cnty., Indl. Dev. Agcy. Rev. Bonds
                       (Intl. Paper Co.), Ser. A, 6.15s, 4/1/21                                 A3               2,458,125
          2,530,000  Ithaca, Hsg. Corp. Mtge. Rev. Bonds
                       (Eddygate Park Apts.), 9s, 6/1/06                                        BBB+/P           2,633,570
          2,650,000  Jefferson Cnty., Indl. Dev. Agcy. Solid Waste Disp.
                       Rev. Bonds (Champion Intl. Corp.), 7.2s, 12/1/20                         Baa1             2,968,000
          1,360,000  Lockport, Hsg. Dev. Corp. Rev. Bonds
                       (Urban Park Towers), Ser. A, 6s, 10/1/18                                 Baa2             1,441,600
          5,000,000  Long Island, Pwr. Auth. NY Elec. Syst. IFB, 7 1/4s,
                       12/1/24 (acquired 5/19/98, cost $5,433,000) (RES)                        A-/P             5,800,000
          2,500,000  Metropolitan Trans. Auth. Dedicated Tax Fund
                       Rev. Bonds, Ser. A, MBIA, 6 1/4s, 4/1/11                                 Aaa              2,953,125
          5,000,000  Metropolitan Trans. Auth. Rev. Bond
                       MBIA, 5s, 7/1/20                                                         Aaa              5,031,250
                     Nassau Cnty. G.O. Bonds, Ser. A, FGIC
          1,000,000    6s, 7/1/13                                                               Aaa              1,160,000
          2,300,000    6s, 7/1/11                                                               Aaa              2,668,000
          5,000,000  Niagara Falls NY City Schl. Dist., 5 7/8s, 6/15/19                         Baa3             5,368,750
                     NY City G.O. Bonds.
          1,470,000    Ser. D, 8 1/4s, 8/1/11 (Prerefunded)                                     Aaa              1,666,613
            210,000    Ser. D, 8 1/4s, 8/1/11                                                   A3                 235,988
            300,000    Ser. B, 8 1/4s, 6/1/05                                                   A3                 369,375
          1,000,000    IFB, AMBAC, 7.92s, 9/1/11                                                Aaa              1,171,250
            335,000    Ser. E, 7.6s, 2/1/05                                                     A3                 376,456
          3,120,000    Ser. E, U.S. Govt. Coll. 7.6s, 2/1/05 (Prerefunded)                      A3               3,529,500
          4,400,000    Ser. F, U.S. Govt. Coll. 7.6s, 2/1/05 (Prerefunded)                      A3               4,977,500
            330,000    Ser. F, 7.6s, 2/1/05                                                     A3                 370,838
          1,800,000    Ser. H, 6s, 8/1/17                                                       A3               1,975,500
          2,750,000    Ser. J, 6s, 8/1/17                                                       A3               3,018,125
                     NY City G.O. Bonds.
          2,000,000    Ser. I, 5 7/8s, 3/15/14                                                  A3               2,165,000
          1,500,000    Ser. B, 5 1/4s, 8/1/20                                                   A3               1,522,500
                     NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
          8,125,000    (Parking Corp.), 8 1/2s, 12/30/22                                        BB+/P            9,435,156
          1,750,000    (The Lighthouse Inc.), 6 1/2s, 7/1/22                                    Aa2              1,881,250
                     NY City, Indl. Dev. Agcy. Rev. Bonds
          5,000,000    (Visy Paper Inc.), 7.95s, 1/1/28                                         BB-/P            5,731,250
          4,000,000    (Paper Inc.), 7.8s, 1/1/16                                               BB-/P            4,575,000
          5,000,000    (Brooklyn Navy Yard Cogen. Partners),
                       6.2s, 10/1/22                                                            Baa3             5,687,500
          2,940,000    (Brooklyn Navy Yard Cogen. Partners),
                       5.65s, 10/1/28                                                           Baa3             3,020,850
          4,000,000  NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                       (American Airlines, Inc.), 6.9s, 8/1/24                                  Baa2             4,485,000
                     NY City, Indl. Dev. Agcy. VRDN
            240,000    (Heavenly Rest Day Church), 3.85s, 7/1/21
                       (Barclays Bank PLC (LOC))                                                VMIG1              240,000
            400,000    (Columbia Grammar School), 3.75s, 6/30/14
                       (Chase Manhattan Bank (LOC))                                             A-1                400,000
                     NY City Indl. Dev. Fac. Rev. Bonds
          1,900,000    VRDN, 3.85s, 6/1/12                                                      VMIG1            1,900,000
          1,250,000    6s, 11/1/28                                                              B-/P             1,260,938
          5,000,000  NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                       MBIA, 6.82s, 6/15/13                                                     Aaa              5,575,000
         11,300,000  NY City, Transitional Fin. Auth. Rev. Bonds, Ser. C,
                       5s, 5/1/26                                                               AA              11,314,125
                     NY State Dorm. Auth. Rev. Bonds
            170,000    (City U.), Ser. D, 8 3/4s, 7/1/03                                        Baa1               204,638
            835,000    (NY Dept of Ed.), 7 3/4s, 7/1/21                                         Baa1               936,244
          5,000,000    (State U. Edl. Fac.), Ser. A, 7 1/2s, 5/15/13                            A3               6,631,250
          1,605,000    (Cornell U.), Ser. A, 7 3/8s, 7/1/30                                     Aa2              1,735,406
          6,000,000    (Cornell U.), Ser. A, 7 3/8s, 7/1/20                                     Aa2              6,487,500
            500,000    (Wildwood School), 7.3s, 7/1/15                                          AAA/P              555,000
          2,050,000    (Our Lady Of Mercy), 6.3s, 8/1/32                                        Aaa              2,211,438
          2,650,000    (City U. Syst.), Ser. A, FGIC, 5 3/4s, 7/1/09                            AAA              2,991,188
          1,310,000    (Mental Hlth. Svcs. Fac.), Ser. B, MBIA, 5 3/4s, 7/1/09                  Aaa              1,483,575
          3,300,000    (Mental Hlth. Svcs. Fac.), 5s, 2/15/18                                   A3               3,287,625
          4,000,000    (St Johns U.), 4 3/4s, 7/1/28                                            Aaa              3,880,000
            725,000    (State U. Edl. Fac.), Ser. B, zero %, 5/15/09                            A3                 454,938
                     NY State Energy Res. & Dev. Auth. Elec. Fac.
                       Rev. Bonds (Long Island Ltg. Co.), Ser. A
          2,000,000    7.15s, 12/1/20                                                           A-               2,200,000
          1,605,000    7.15s, 6/1/20                                                            A-               1,765,500
          3,500,000  NY State Energy Res. & Dev. Auth. Gas IFB
                       (Brooklyn Union Gas Co.), 8.954s, 4/1/20                                 A1               4,580,625
                     NY State Energy Res. & Dev. Auth. Poll. Control
                       Rev. Bonds (Hudson Gas)
          1,000,000    Ser. A, FGIC, 7 3/8s, 10/1/14                                            Aaa              1,065,200
          1,700,000    Ser. B, FGIC, 7 3/8s, 10/1/14 (SEG)                                      Aaa              1,810,840
                     NY State Energy Res. & Dev. Auth. Rev. Bonds
          1,250,000    (Cons. Edison Co. of NY, Inc.), Ser. C,
                       7 1/4s, 11/1/24                                                          A1               1,265,538
            230,000    Ser. B, 7.15s, 9/1/19                                                    A-                 253,000
          1,750,000  NY State Energy Research & Dev. Auth. Poll. Control
                       Rev. Bonds (Niagara Mohawk Pwr. Corp.), Ser. A,
                       FGIC, 7.2s, 7/1/29                                                       Aaa              2,038,750
          2,000,000  NY State Energy Research & Dev. Auth. Gas Fac. IFB
                       (Brooklyn Union Gas Co.), Ser. B, 10 3/8s, 7/1/26                        A1               2,667,500
                     NY State Env. Fac. Corp. Poll. Control Rev. Bonds
          1,000,000    Ser. B, 7 1/2s, 3/15/11                                                  Aa2              1,037,960
          2,720,000    (State Wtr. Revolving Fund), Ser. A, 5 7/8s, 6/15/14                     Aa               2,947,800
                     NY State Env. Facs. Poll. Ctrl. Rev. Bonds
            210,000    7s, 6/15/12                                                              Aaa                230,213
          6,975,000    7s, 6/15/12 (Prerefunded)                                                Aaa              7,698,656
                     NY State Hsg. Fin. Agcy. Rev Bonds
             50,000    Ser. A, 7 1/4s, 9/15/12                                                  Baa1                55,875
            450,000    Ser. A, 7 1/4s, 9/15/12 (Prerefunded)                                    Aaa                508,500
          1,200,000  NY State Hsg. Fin. Agcy. VRDN
                       (Special Surgery Hosp. Staff), Ser. A, 3.65s, 11/1/10                    VMIG1            1,200,000
                     NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
            595,000    (Hosp. & Nursing Home Insd. Mtge.), Ser. B,
                       FHA Insd., 8 7/8s, 8/15/27                                               Aa                 608,977
            275,000    (Mental Hlth. Svcs. Fac.), Ser. B, 7 7/8s, 8/15/08
                       (Prerefunded)                                                            Aaa                301,125
            120,000    (Mental Hlth. Svcs. Fac.), Ser. B, 7 7/8s, 8/15/08                       A3                 130,650
             40,000    (Mental Hlth. Svcs. Fac.), Ser. A, 7.8s, 2/15/19                         A3                  41,358
             30,000    (Mental Hlth. Svcs. Fac.), Ser. A, 7.8s, 2/15/19
                       (Prerefunded)                                                            Aaa                 31,082
            145,000    (Mental Hlth. Svcs. Fac.), Ser. A, 7 1/2s, 2/15/21
                       (Prerefunded)                                                            Aaa                160,225
             85,000    (Mental Hlth. Svcs. Fac.), Ser. A, 7 1/2s, 2/15/21                       A3                  92,863
            205,000    (Mental Hlth. Svcs. Fac.), Ser. D, 7.4s, 2/15/18                         A3                 228,575
          5,750,000    (North Shore U. Hosp.), MBIA, 7.2s, 11/1/20                              Aaa              6,267,500
            700,000    (Hosp. & Nursing Home Insd. Mtge.), Ser. D,
                       FHA Insd., 6.6s, 2/15/31                                                 AAA                766,500
            510,000  NY State Med. Care Fac. Fin. Agcy. Rev. Bonds,
                       Prerefunded (Mental Hlth.), Ser. D, 7.4s, 2/15/18                        A-                 576,300
          1,700,000  NY State Med. Care Fac. Fin. Agcy. VRDN
                       (Lenox Hill Hosp.), Ser. A, 3.85s, 11/1/08
                       (Chase Manhattan Bank (LOC))                                             VMIG1            1,700,000
                     NY State Med Care Fin Auth. MBIA
            965,000    7.6s, 2/15/29                                                            Aa2                997,434
          1,035,000    7.6s, 2/15/29 (Prerefunded)                                              Aa2              1,071,598
          4,300,000  NY State Thruway Auth. Hwy. & Bridge Trust Fund
                       Rev. Bonds, Ser. B, FGIC, 6s, 4/1/14                                     Aaa              4,821,375
                     NY State Urban Dev. Corp. Rev. Bonds
          1,685,000    (Clarkson Ctr.), 5 1/2s, 1/1/20                                          Baa1             1,828,225
          3,345,000    (Clarkson Ctr.), 5 1/2s, 1/1/15                                          Baa1             3,637,688
          2,000,000    (Syracuse U.), 5 1/2s, 1/1/15                                            Baa1             2,175,000
          5,000,000    (Ctr. for Indl. Innovation), 5 1/2s, 1/1/13                              Baa1             5,487,500
          2,600,000    (Correctl Fac.), 5s, 1/1/28                                              Baa1             2,567,500
                     Port Auth NY & NJ Rev. Bonds
          5,755,000    Special Oblig. (Continental/Eastern Laguardia),
                       9 1/8s, 12/1/15                                                          Ba2              6,373,663
            175,000    Cons. Ser. 78, 6 1/2s, 10/15/08                                          AA-                189,875
          2,000,000    Ser. 83, 6 3/8s, 10/15/17                                                AA-              2,167,500
          4,000,000  Triborough Brdg. & Tunl. Auth., 5 1/4s, 1/1/14                             Aaa              4,210,000
          1,430,000  Valley Hlth. Dev. Corp. Mtge. Rev. Bonds, FHA,
                       11.3s, 2/1/23                                                            A                1,707,063
                                                                                                            --------------
                                                                                                               229,243,719

Puerto Rico (3.2%)
--------------------------------------------------------------------------------------------------------------------------
                     Cmnwlth. of PR, Hwy. & Trans. Auth.
          4,700,000    IFB, Ser. W, 7.823s, 7/1/08                                              A                5,375,625
          1,000,000    Rev. Bonds, Ser. Y, MBIA, 6 1/4s, 7/1/13                                 AAA              1,195,000
          1,000,000  PR Indl. & Env. Poll. Control Fac. Fin. Auth. Rev. Bonds,
                       7.6s, 5/1/14                                                             A1               1,051,930
                                                                                                            --------------
                                                                                                                 7,622,555
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $223,600,873) (b)                                              $  236,866,274
--------------------------------------------------------------------------------------------------------------------------


  (a) Percentages indicated are based on net assets of $239,011,634.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      September 30, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 1998, Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $223,600,873, resulting in gross unrealized appreciation and depreciation of $14,342,419 and $1,077,018, respectively, or net unrealized appreciation of $13,265,401.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 1998.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 1998 was $5,800,000 or 2.4% of net assets.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at September 30, 1998.

      The fund had the following industry group concentrations greater than 10% at September 30, 1998 (as a percent of net assets):

                Hospitals/Healthcare      14.5%

                Transportation            14.2

                Education                 12.8

      The fund had the following insurance concentration greater than 10% at September 30, 1998 (as a percentage of net assets):

                MBIA                      10.3%

-------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 1998
                                     Aggregate Face     Expiration  Unrealized
                         Total Value     Value             Date    Depreciation
-------------------------------------------------------------------------------
US. Treasury Bond
(Short)                 $20,903,531   $20,061,306         Dec-98    $(842,225)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1998
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $223,600,873) (Note 1)                                            $236,866,274
-----------------------------------------------------------------------------------------------
Cash                                                                                    207,825
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                        3,933,314
-----------------------------------------------------------------------------------------------
Receivables for securities sold                                                       4,103,000
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  293,476
-----------------------------------------------------------------------------------------------
Total assets                                                                        245,403,889

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   240,495
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      5,126,201
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              216,126
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            355,900
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               34,558
-----------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                           10,640
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,613
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  134,260
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                            223,594
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   48,868
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     6,392,255
-----------------------------------------------------------------------------------------------
Net assets                                                                         $239,011,634

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $227,593,424
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                               (67,872)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)                                   (937,094)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           12,423,176
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $239,011,634

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($168,031,527 divided by 18,133,165 shares)                                               $9.27
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.27)*                                    $9.73
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($68,546,944 divided by 7,403,805 shares)***                                              $9.26
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,433,163 divided by 263,038 shares)                                                    $9.25
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.25)**                                   $9.56
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended September 30, 1998
Tax exempt interest income:                                                         $13,787,911
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      1,386,191
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          329,116
-----------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                       11,501
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          6,443
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   332,410
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   530,607
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    11,987
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  15,801
-----------------------------------------------------------------------------------------------
Registration fees                                                                         2,487
-----------------------------------------------------------------------------------------------
Auditing                                                                                 35,357
-----------------------------------------------------------------------------------------------
Legal                                                                                    14,850
-----------------------------------------------------------------------------------------------
Postage                                                                                  17,062
-----------------------------------------------------------------------------------------------
Other                                                                                    20,540
-----------------------------------------------------------------------------------------------
Total expenses                                                                        2,714,352
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (70,547)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          2,643,805
-----------------------------------------------------------------------------------------------
Net investment income                                                                11,144,106
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                       (167,027)
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                        (649,372)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year                5,970,419
-----------------------------------------------------------------------------------------------
Net gain on investments                                                               5,154,020
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $16,298,126
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended September 30
                                                                                -------------------------------
                                                                                           1998            1997
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $ 11,144,106    $ 11,292,366
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                (816,399)      1,415,869
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                            5,970,419       4,286,563
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 16,298,126      16,994,798
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                          (8,443,590)     (8,947,477)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (2,752,969)     (2,314,259)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (114,274)        (91,884)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                            (596,654)             --
---------------------------------------------------------------------------------------------------------------
    Class B                                                                            (211,900)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                              (8,554)             --
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                    10,240,092       3,502,893
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                         14,410,277       9,144,071

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   224,601,357     215,457,286
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess and
undistributed net investment income of
$67,872 and $130,474, respectively)                                                $239,011,634    $224,601,357
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                       Year ended September 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.10            $8.87            $8.80            $8.48            $9.12
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .46              .49              .49              .52              .54
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .21              .23              .07              .32             (.62)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .67              .72              .56              .84             (.08)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.47)            (.49)            (.49)            (.52)            (.54)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.03)              --               --               --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.50)            (.49)            (.49)            (.52)            (.56)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.27            $9.10            $8.87            $8.80            $8.48
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            7.55             8.33             6.48            10.27             (.89)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $168,032         $165,993         $172,170         $175,210         $175,741
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.00              .96             1.00             1.01              .98
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.00             5.42             5.53             6.12             6.22
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              42.76           117.00           270.34           120.38            13.85
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                    February 1, 1994+
operating performance                                                Year ended September 30                  to September 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.09            $8.86            $8.79            $8.48            $9.07
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .40              .43              .43              .47              .32
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .21              .23              .07              .31             (.60)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .61              .66              .50              .78             (.28)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.41)            (.43)            (.43)            (.47)            (.31)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.03)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.44)            (.43)            (.43)            (.47)            (.31)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.26            $9.09            $8.86            $8.79            $8.48
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            6.86             7.63             5.78             9.46            (3.06)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $68,547          $56,244          $41,795          $24,259           $8,622
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.65             1.61             1.66             1.65             1.05*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.36             4.76             4.83             5.28             3.39*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              42.76           117.00           270.34           120.38            13.85
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                   February 10, 1995+
operating performance                                                          Year ended September 30        to September 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $9.08            $8.86            $8.79            $8.51
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .43              .46              .47              .31
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .21              .22              .06              .29
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .64              .68              .53              .60
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.44)            (.46)            (.46)            (.32)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                        (.03)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.47)            (.46)            (.46)            (.32)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $9.25            $9.08            $8.86            $8.79
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             7.23             7.89             6.15             7.11*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                      $2,433           $2,365           $1,492             $299
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.30             1.26             1.30              .83*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             4.71             5.09             5.03             3.21*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               42.76           117.00           270.34           120.38
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
September 30, 1998

Note 1
Significant accounting policies

Putnam New York Tax Exempt Opportunities Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes by investing in a portfolio of New York tax-exempt securities which Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes does not involve undue risk to income or principal.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 1998, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of foreign currency gains and losses, post October loss deferrals, and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1998, the fund reclassified $31,619 to increase distributions in excess of net investment income and $8,660 to increase paid-in-capital, with a decrease to accumulated net realized losses of $22,959. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1998, fund expenses were reduced by $70,547 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $500 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended September 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $28,426 and $651 from the sale of class A and class M shares, respectively and $165,456 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended September 30, 1998, purchases and sales of investment securities other than short-term investments aggregated $101,263,329 and $96,880,177, respectively. Purchases and sales of short-term municipal obligations aggregated $101,860,000 and $95,690,000, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At September 30, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                            Year ended
                                                        September 30, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,468,511       $ 22,614,893
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      515,561          4,727,728
-----------------------------------------------------------------------------
                                                 2,984,072         27,342,621

Shares
repurchased                                     (3,088,923)       (28,287,931)
-----------------------------------------------------------------------------
Net decrease                                      (104,851)        $ (945,310)
-----------------------------------------------------------------------------

                                                            Year ended
                                                        September 30, 1997
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,620,335        $32,317,239
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      503,552          4,502,230
-----------------------------------------------------------------------------
                                                 4,123,887         36,819,469

Shares
repurchased                                     (5,295,872)       (47,255,173)
-----------------------------------------------------------------------------
Net decrease                                    (1,171,985)      $(10,435,704)
-----------------------------------------------------------------------------

                                                            Year ended
                                                        September 30, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,125,903        $19,476,818
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      197,745          1,812,031
-----------------------------------------------------------------------------
                                                 2,323,648         21,288,849

Shares
repurchased                                     (1,105,098)       (10,128,591)
-----------------------------------------------------------------------------
Net increase                                     1,218,550        $11,160,258
-----------------------------------------------------------------------------

                                                            Year ended
                                                        September 30, 1997
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,266,604        $20,236,321
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      153,804          1,375,031
-----------------------------------------------------------------------------
                                                 2,420,408         21,611,352

Shares
repurchased                                       (951,628)        (8,500,966)
-----------------------------------------------------------------------------
Net increase                                     1,468,780        $13,110,386
-----------------------------------------------------------------------------

                                                            Year ended
                                                        September 30, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         43,991        $   402,844
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        9,902             90,644
-----------------------------------------------------------------------------
                                                    53,893            493,488

Shares
repurchased                                        (51,170)          (468,344)
-----------------------------------------------------------------------------
Net increase                                         2,723        $    25,144
-----------------------------------------------------------------------------

                                                            Year ended
                                                        September 30, 1997
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        126,540        $ 1,138,814
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        6,506             58,176
-----------------------------------------------------------------------------
                                                   133,046          1,196,990

Shares
repurchased                                        (41,167)          (368,779)
-----------------------------------------------------------------------------
Net increase                                        91,879        $   828,211
-----------------------------------------------------------------------------



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the fund hereby designates $64,108 as a capital gain for its taxable year ended September 30, 1998.

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

David E. Hamlin
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam New York Tax Exempt Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free:
1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com
---------------------
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PUTNAM
INVESTMENTS
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AN052 47012 854/228/759 11/98